Filed pursuant to Rule 497(a)

Registration No. 333-233186

Rule 482ad

Owl Rock Capital Corporation Prices Public Offering of $500.0 Million 3.750% Notes Due 2025

NEW YORK, January 15, 2020 — Owl Rock Capital Corporation (NYSE: ORCC) announced that it has priced an underwritten public offering of $500.0 million in aggregate principal amount of 3.750% notes due 2025. The notes will mature on July 22, 2025 and may be redeemed in whole or in part at ORCC’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, ING Financial Markets LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SG Americas Securities, LLC, SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc. are acting as joint book-running managers for this offering. CIBC World Markets Corp., Compass Point Research & Trading, LLC, Credit Suisse Securities (USA) LLC, ICBC Standard Bank Plc, Janney Montgomery Scott LLC, JMP Securities LLC, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc., Morgan Stanley & Co. LLC, Natixis Securities Americas LLC, PNC Capital Markets LLC, Raymond James & Associates, Inc., Seaport Global Securities LLC, Wells Fargo Securities, LLC are acting as co-managers for this offering. The offering is expected to close on January 22, 2020, subject to customary closing conditions.

ORCC expects to use the net proceeds of this offering to pay down a portion of existing indebtedness under the Revolving Credit Facility, which matures on April 2, 2024.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of ORCC before investing. The prospectus supplement dated January 14, 2020 and the accompanying prospectus dated September 23, 2019, each of which have been filed with the Securities and Exchange Commission, contain this and other information about ORCC and should be read carefully before investing. The prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of ORCC and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322, or by email dg.prospectus_requests@bofa.com.

About Owl Rock Capital Corporation

Owl Rock Capital Corporation (ORCC) is a specialty finance company focused on lending to U.S. middle-market companies. As of September 30, 2019 ORCC had investments in 96 portfolio companies with an aggregate fair value of $8.3 billion. ORCC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. ORCC is externally managed by Owl Rock Capital Advisors LLC, an SEC-registered investment adviser that is an affiliate of Owl Rock Capital Partners. Owl Rock Capital Partners, together with its subsidiaries, is a New York based direct lending platform with approximately $14.6 billion of assets under management as of September 30, 2019.

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about ORCC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects, “ “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook, “ “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond ORCC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in ORCC’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which ORCC makes them. ORCC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Investor Contact:

Investor Relations

Dana Sclafani

212-651-4705

orccir@owlrock.com

Media Contact:

Sard Verbinnen & Co

OwlRock-SVC@sardverb.com